UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2008

Distributed Energy Systems Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50453	20-0177690
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

10 Technology Drive, Wallingford, Connecticut	06492
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 678-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

On April 2, 2008, the Audit Committee of the Board of Directors of Distributed Energy Systems Corp., or the registrant, dismissed PricewaterhouseCoopers LLP, or PwC, as the registrant’s independent registered public accounting firm. The registrant notified PwC of this decision on April 3, 2008.

PwC’s reports with respect to the registrant’s financial statements for the fiscal years ended December 31, 2006 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that such reports included an explanatory paragraph raising substantial doubt about the registrant’s ability to continue as a going concern.

During the registrant’s fiscal years ended December 31, 2006 and 2007 and through April 2, 2008, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

There have been no reportable events, as defined by Item 304(a)(1)(v) of Regulation S-K, during the registrant’s fiscal years ended December 31, 2006 and 2007 and through April 2, 2008.

The registrant has provided PwC with a copy of the above disclosure and has requested a letter from PwC stating whether or not PwC agrees with this disclosure. A copy of the letter received by the registrant is attached hereto as Exhibit 16.1.

(b)	New independent registered public accounting firm

On April 2, 2008, the registrant’s Audit Committee appointed UHY LLP as the registrant’s new independent registered public accounting firm, to perform auditing services commencing with the fiscal year ending December 31, 2008.

During the fiscal years ended December 31, 2006 and 2007 and through April 2, 2008, neither the registrant nor anyone acting on its behalf had consulted with UHY LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from PricewaterhouseCoopers LLP, dated April 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTED ENERGY SYSTEMS CORP.

Date: April 8, 2008	By:	/s/ Peter J. Tallian
Peter J. Tallian, Chief Financial Officer

EXHIBIT INDEX

16.1	Letter from PricewaterhouseCoopers LLP, dated April 8, 2008.